EXHIBIT 32.2

DUO WORLD, INC.

A Nevada Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Duo World, Inc. (“Company”) on Form 10-K for the year ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Suzannah Jennifer Samuel Perera , Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2017

By:	/s/ Suzannah Jennifer Samuel Perera
Suzannah Jennifer Samuel Perera
Its:	Chief Financial Officer (Principal Financial Officer)